Principal Funds, Inc.

Supplement dated March 18, 2016
to the Statutory Prospectus dated March 1, 2016
(as supplemented March 9, 2016)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR GLOBAL DIVERSIFIED INCOME

On March 15, 2016, the Board of Directors of Principal Funds, Inc. approved the hiring of Principal Global Investors, LLC (“PGI”) as a sub-advisor for the Global Diversified Income Fund. The proposal to hire PGI will be submitted for shareholder vote at a Special Meeting of Shareholders of Global Diversified Income Fund tentatively scheduled for June 28, 2016. Additional information about this proposal will be provided in the Proxy Statement that is expected to be mailed to record date shareholders of Global Diversified Income Fund in April 2016. If shareholders approve this proposal, PGI is expected to begin managing Global Diversified Income Fund assets on or about July 1, 2016.
Effective March 21, 2016, make the following changes:

Replace the fourth paragraph in the Principal Investment Strategies section with the following:

The Fund also purchases and sells call and put options on equity indexes and exchange-traded funds (“ETFs”) in order to obtain long or short exposures to certain assets categories of the Fund. The primary purpose of this investment strategy is to reduce portfolio volatility in the Fund. Principal determines the asset categories on which this strategy is applied, which may include global real estate securities, global value equity, MLPs, and/or publicly-traded infrastructure investments.
In the Principal Risks section, delete the third bullet point under Derivative Risk.

In the Principal Risks section, add the following within the alphabetical list:

Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains. These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.

In the Management section, under the Sub-Advisors heading add Analytic Investors, LLC to the list of Sub-Advisors.

MANAGEMENT OF THE FUND

Effective March 21, 2016, make the following changes:

Under the Sub-Advisors section, add the following to the alphabetical list of Sub-Advisors:

Sub-Advisor: Analytic Investors, LLC (“Analytic Investors”), 555 West Fifth Street, Los, Angeles, CA 90013 is an SEC registered investment advisor and has been in the business of investment management since 1970.

Analytic Investors is the sub-advisor for the equity volatility reduction overlay portion of the Global Diversified Income Fund.

In the Sub-Advisors section, under Guggenheim Partners Investment Management, LLC, delete the sentence at the end and replace with the following:

Guggenheim is one of the sub-advisors for the high yield portion of the Global Diversified Income Fund.